UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) - October 19, 2004


                                  DRUCKER, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-29670                   95-3303637
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                           Suite 916, Cathedral Place
                             925 West Georgia Street
                          Vancouver, BC, Canada V6C 3L2
                          -----------------------------
        (Address of principal executive offices)       (zip code)


       Registrant's telephone number, including area code - (604) 688-6999
                                                             -------------


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          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT..

          On October 19, 2004, Drucker , Inc., a Delaware corporation (the "Company") entered into a trust agreement (the "Trust Agreement") with Beijing Beike Machinery Electronic Materials Hightech Corporation, a People's Republic of China ("PRC") corporation ("BK Machinery") and the University of Science and Technology of Beijng, a PRC entity, in connection with the acquisition agreement (the "Acquisition Agreement"), dated June 15, 2003, and as amended on August 7, 2003, between the Company, BK Machinery, and Speed One Investment Ltd., a British Virgin Islands corporation ("Speed One"), to acquire 100% of the issued and outstanding shares of Beijing Beike-Masic Automation Engineering Technology Company ("BK"). Under the terms of the Trust Agreement, BK Machinery is appointed as trustee for the Company to hold legal title over 25% of the shares in BK in trust until the completion of the transaction as such is set forth in the Acquisition Agreement.

The Acquisition Agreement is attached as an exhibit to the Company's Current Report on Form 8-K that was filed on July 23, 2003 with the Securities and Exchange Commission and the Trust Agreement is attached hereto as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c)   Exhibits. The following exhibit is included with this Report:

           Exhibit
             No.           Description
           -------         -----------

             10.1 Trust Agreement, dated October 19, 2004, among Drucker, Inc., Beijing Beike Machinery Electronic Materials Hightech Corporation, and the University of Science and Technology of Beijing.


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


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 25, 2004





                                  DRUCKER, INC.


                                  By: /s/  Ronald Xie
                                      ------------------------------------------
                                      Name:  Ronald Xie
                                      Title: President, CEO and Acting CFO


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                                  Exhibit Index
                                  -------------

Exhibit No.          Description
-----------          -----------

10.1 Trust Agreement, dated October 19, 2004, among Drucker, Inc., Beijing Beike Machinery Electronic Materials Hightech Corporation, and the University of Science and Technology of Beijing.